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                                                                    EXHIBIT 32.1

                                CERTIFICATION (1)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350, as adopted), Kevin P. Corcoran, Chief Executive Officer of Lynx Therapeutics, Inc. (the "Company"), and Kathy A. San Roman, Vice President, Human Resources & Administration and Acting Chief Financial Officer of the Company, each hereby certifies that, to the best of his and her knowledge:

1. The Company's Quarterly Report on Form 10-Q for the period ended March 31, 2004, to which this Certification is attached as Exhibit 32.1 (the "Periodic Report"), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and the results of operations of the Company.

IN WITNESS WHEREOF, the undersigned have set their hands hereto as of May 13, 2004.

                                               /s/ Kevin P. Corcoran
                                               ---------------------------------
                                               Kevin P. Corcoran
                                               Chief Executive Officer

                                               /s/ Kathy A. San Roman
                                               ---------------------------------
                                               Kathy A. San Roman
                                               Vice President, Human Resources &
                                               Administration and
                                               Acting Chief Financial Officer

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(1)   This certification "accompanies" the Quarterly Report on Form 10-Q to which it relates, pursuant to Section 906 of the Sarbanes Oxley Act of 2002, and is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of Lynx Therapeutics, Inc. under the Securities Act or the Exchange Act (whether made before or after the date of the Quarterly Report on Form 10-Q), irrespective of any general incorporation language contained in such filing.

      A signed original of this written statement required by Section 906 has been provided to Lynx Therapeutics, Inc. and will be retained by Lynx Therapeutics, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.